UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2010

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-4743 (Commission File Number)	11-1362020 (I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)  Prior independent registered public accounting firm

On August 27, 2010, the Audit Committee of the Board of Directors of Standard Motor Products, Inc. (the “Company”) approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. The Company informed Grant Thornton of its dismissal on August 30, 2010. The decision to dismiss Grant Thornton was effective as of the date of notification of dismissal.

Grant Thornton’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through August 30, 2010, (a) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company for such years; and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Grant Thornton to furnish the Company with a letter addressed to the SEC stating whether or not Grant Thornton agrees with the above statements. A copy of Grant Thornton’s letter dated September 2, 2010 is attached hereto as Exhibit 16.1 to this Form 8-K.

(b)  New independent registered public accounting firm

On August 27, 2010, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through August 30, 2010, neither the Company nor anyone on its behalf consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

During the two years ended December 31, 2009 and 2008 and from January 1, 2010 through the engagement of KPMG as the Company’s independent registered public accounting firm, KPMG had been engaged by the Company to provide the Company with tax services, including routine tax advice and consulting services in connection with the preparation of the Company’s tax returns, as well as the review of the Company’s quarterly tax provision calculations and transfer pricing policies.  In approving the selection of KPMG as the Company’s independent registered public accounting firm, the Audit Committee considered these services previously provided by KPMG and concluded that such services would not adversely affect the independence of KPMG.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.
16.1	Letter of Grant Thornton LLP dated September 2, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

By:	/s/ James J. Burke
James J. Burke
Vice President Finance, Chief Financial Officer

Date: September 2, 2010

Exhibit Index

Exhibit No.	Description

16.1	Letter of Grant Thornton LLP dated September 2, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K.